Putnam
Municipal
Opportunities
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Municipal Opportunities Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGER

Blake Anderson

Compared with the stock market's roller coaster ride in recent months, the municipal market has offered relatively calm waters for tax-conscious investors. Unfortunately, steady interest-rate increases throughout the annual period have also put a damper on municipal performance. However, Putnam Municipal Opportunities Trust has successfully navigated the challenge of rising rates, as duration management, strong sector selection, and superior returns from higher-yielding holdings enabled it to deliver competitive performance and an attractive level of tax-free income for the 12 months ended April 30, 2000.

Total return for 12 months ended 4/30/00

           NAV     Market price
-------------------------------
         -4.66%      -15.25%
-------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 5.

* MUNIS PERFORM AS STOCKS SELL OFF

When the stock market first began to exhibit weakness in early April, fixed-income investments enjoyed a bump up in price as nervous investors flocked to bonds. The rise was short lived, however, as inflation concerns and fears of continued interest-rate increases by the Federal Reserve Board pushed down prices throughout the fixed-income market. The good news is that municipal bond prices held up better than most -- and continue to offer solid opportunity for investors with tax considerations.

Long-term Treasury issues suffered the greatest price setback over the period. For some time now, the U.S. government has been pursuing a buyback program for these securities. At the start of the second quarter, the program continued with the government purchasing approximately $30 billion in 30-year Treasuries. Then the buyback halted and it became apparent that any additional Treasury purchases would occur much later in the quarter, if at all. Without the support of this program, the Treasury market declined, as investors began selling Treasuries in earnest and prices dropped substantially.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            23.9%

Utilities              19.6%

Transportation         15.5%

Housing                12.8%

Water & sewer           8.0%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


Against this backdrop of falling Treasury prices and general investor apathy for bonds, municipal bonds retained more of their value. And while a year of steady interest-rate increases has been difficult to endure, the municipal bond market may finally be approaching the point at which the news gets better. It may not always seem like a positive thing, but a responsible Fed, like the one we have, is good news for bond investors. True, Fed policy and rising interest rates have had a negative effect on bond prices over the short term. However, in the longer run, these increases should keep inflation, the bond market's worst enemy, under control.

While insured municipal bonds have historically yielded about 85% of comparable U.S. Treasury bonds, that ratio is now approximately 95%. This translates into an exceptionally high level of tax-free income -- which is certainly good news for municipal bond fund shareholders.

* WIDENING CREDIT SPREADS PROMPT DEFENSIVE POSITIONING

For its part, your fund has continued to provide a high level of tax-exempt income throughout the annual period. Total return performance also remained strong in comparison to similar funds despite the significant challenge presented by a tremendous widening of credit spreads between investment-quality municipal bonds and higher-yielding issues over the past six months. Widening credit spreads put price pressure on interest-rate sensitive sectors of the market, such as airlines and hospitals, which constitute a large portion of the fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 45.2%

AA/Aa -- 6.9%

A -- 10.0%

BBB/Baa -- 27.0%

BB/Ba -- 7.4%

B and under -- 3.5%

Footnote reads:
*As a percentage of market value as of 4/30/00. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and S&P descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Maintaining a modestly short portfolio duration has been one of our most effective strategies for maintaining competitive performance. As short-term interest rates backed up over the period, this slightly shorter duration allowed the fund to gain competitive ground. In addition to maximizing current income, the shorter duration stance kept the fund flexible for the higher income opportunities that continued to become available.

The portfolio's shape and industry concentration also contributed to fund performance over the period. With credit spreads widening, we underweighted higher-tier investment-grade securities, instead focusing holdings among carefully selected, higher- yielding BBB issues. This portfolio provided both high, current income and a hedge against an economic downturn. In declining markets such as the recent one, when yields are rising and bond prices are falling, the income generated by these high-coupon bonds helps cushion the fund's share price.

In terms of industries, portfolio holdings remained concentrated largely in the health-care and transportation sectors with a lesser emphasis on utilities bonds. Within the health-care sector, hospital bonds have offered particularly attractive prices in recent months, and we have added to our holdings there. Among transportation holdings, airline bonds have really outperformed, as the hot economy continues to keep these companies financially healthy. The fund's older high-coupon utilities bonds remain top income generators, although we have not added to those positions over the past 12 months.

* MUNICIPAL BONDS OFFER A TIMELY OPPORTUNITY

When interest rates are rising, a natural reaction among conservative investors can be to buy guaranteed certificates of deposit over bond fund investments because the income from CDs seems more and more appealing. However, in such an environment, investors may find they end up with only one or two years of attractive income and are then out of the bond market during the period of its strongest returns.

In addition, many investors may now find their portfolios underweight in bonds either because they deliberately allocated more assets toward stocks or because appreciation among their stock holdings has naturally increased the stock proportion of their portfolios. The stock market's gyrations over the past few weeks have reminded people why they own bonds in the first place. With municipal bonds offering such good values, now is an excellent time to invest. It is also a prudent time to own a managed municipal fund such as this one. While municipals do offer excellent values and many continue to pay high levels of current income, the market is likely to experience some short-term volatility before the Fed's monetary moves begin to slow down the economy -- making this just the kind of environment where professional management can show its true worth.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 4/30/00

                                        Lehman Bros.
                            Market       Municipal      Consumer
(common shares)    NAV       price      Bond Index     price index
-------------------------------------------------------------------
1 year          -4.66%      -15.25%       -0.92%          3.01%
-------------------------------------------------------------------
5 years         32.93        33.41        33.34          12.71
Annual average   5.86         5.93         5.92           2.42
-------------------------------------------------------------------
Life of fund
(since 5/28/93) 43.80        25.34        44.51          18.72
Annual average   5.39         3.32         5.47           2.51
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most current calendar quarter)

                                                 Market
                                    NAV          price
------------------------------------------------------
1 year                            -3.61%        -18.67%
------------------------------------------------------
5 years                           34.57          24.75
Annual average                     6.12           4.52
------------------------------------------------------
Life of fund (since 5/28/93)      45.05          21.19
Annual average                     5.59           2.85
------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/00

----------------------------------------------------------------------
Distributions (common shares)
----------------------------------------------------------------------
Number                                                  12
----------------------------------------------------------------------
Income                                                $0.906
----------------------------------------------------------------------
Capital gains1                                          --
----------------------------------------------------------------------
  Total                                               $0.906
----------------------------------------------------------------------
Preferred shares                              Series A (800 shares)
----------------------------------------------------------------------
Income                                              $1826.86
----------------------------------------------------------------------
  Total                                              1826.86
----------------------------------------------------------------------
                                              Series B (1620 shares)
----------------------------------------------------------------------
Income                                                911.23
----------------------------------------------------------------------
  Total                                               911.23
----------------------------------------------------------------------
                                              Series C (1620 shares)
----------------------------------------------------------------------
Income                                                925.27
----------------------------------------------------------------------
  Total                                               925.27
----------------------------------------------------------------------
Share value (common shares)                      NAV      Market price
----------------------------------------------------------------------
4/30/99                                        $14.11        $14.750
----------------------------------------------------------------------
4/30/00                                         12.51         11.625
----------------------------------------------------------------------
Current return (common shares/end of period)
----------------------------------------------------------------------
Current dividend rate2                           7.24%          7.79%
----------------------------------------------------------------------
Taxable equivalent3                             11.99          12.90
----------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended April 30, 2000

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the "fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2000



THE FUND'S PORTFOLIO
April 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (97.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (3.8%)
-------------------------------------------------------------------------------------------------------------------
     $    5,000,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                    Disp. James River Corp.), 8s, 9/1/28                                  BBB      $      5,387,500
          7,000,000 Jefferson Cnty., Swr. Rev. Bonds, Ser. D, FGIC,
                    5 3/4s, 2/1/27                                                        Aaa             6,807,500
                                                                                                   ----------------
                                                                                                         12,195,000

Alaska (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Valdez Marine Term. Rev. Bonds (BP Pipeline, Inc.),
                    Ser. B, 5 1/2s, 10/1/28                                               Aa1             4,487,500

Arizona (1.1%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
                    Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                          BBB-/P            454,375
          2,860,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Westminster Village), 7 7/8s, 6/1/09                                 BB-/P           2,949,375
                                                                                                   ----------------
                                                                                                          3,403,750

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Northwest Regl. Apt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            1,042,500

California (8.2%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,811,250
          3,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterwks.), 7.12s, 8/10/18                                            Aa2             3,101,250
          1,300,000 Ontario, Multifamily Rev. Bonds (Res. Park
                    Mtg. Ctr.), Ser. A, FRB, 4s, 8/1/07 (LOC-Royal Bk.
                    of Canada)                                                            VMIG1           1,300,000
          5,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    8.77s, 8/15/18                                                        Aaa             5,350,000
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17 (SEG)                                            Aaa             5,487,500
          3,000,000 San Diego Cnty., IF COP, AMBAC, 6.72s, 9/1/07                         Aaa             3,225,000
          3,000,000 San Diego Cnty., IF COP, AMBAC, 7.25s, 9/1/12                         AAA             3,213,750
          3,000,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 6.02s, 7/1/17                                                   Aaa             2,880,000
                                                                                                   ----------------
                                                                                                         26,368,750

Colorado (7.8%)
-------------------------------------------------------------------------------------------------------------------
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          6,935,000 8 3/4s, 11/15/23                                                      Baa1            7,385,775
          2,505,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             2,696,006
          2,885,000 MBIA, 8 1/2s, 11/15/23                                                Aaa             2,995,780
            275,000 MBIA, 8 1/2s, 11/15/23, Prerefunded                                   Aaa               286,171
          1,585,000 7 3/4s, 11/15/21                                                      Baa1            1,668,213
            415,000 7 3/4s, 11/15/21, Prerefunded                                         Aaa               440,938
         10,000,000 MBIA, 5.7s, 11/15/25                                                  Aaa             9,550,000
                                                                                                   ----------------
                                                                                                         25,022,883

District of Columbia (3.7%)
-------------------------------------------------------------------------------------------------------------------
         12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26                                     BAA3           11,889,750

Florida (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,485,000 Broward Cnty., Resource Recvy. Rev. Bonds
                    (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A3              2,564,520

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                    Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30                        Aa1             1,862,500

Illinois (6.5%)
-------------------------------------------------------------------------------------------------------------------
          9,975,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     Baa2           10,402,529
            300,000 IL Hsg. Dev. Auth. IFB, 9.66s, 2/1/20
                    (acquired 5/28/93, cost $339,825) (RES)                               Aa1               309,171
         10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds, Ser. 91A,
                    8 1/4s, 7/1/16                                                        A1             10,362,500
                                                                                                   ----------------
                                                                                                         21,074,200

Indiana (3.0%)
-------------------------------------------------------------------------------------------------------------------
          5,405,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            Aaa             4,296,975
          4,150,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa2            3,501,563
          2,000,000 Indianapolis International Arpt. Auth. Special Fac.
                    Rev. Bonds (Federal Express Corp.),
                    7.1s, 1/15/17                                                         Baa2            2,055,000
                                                                                                   ----------------
                                                                                                          9,853,538

Kentucky (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                    (Delta Air Lines, Inc.)
          3,400,000 Ser. A, 7 1/2s, 2/1/20                                                Baa3            3,493,500
          1,300,000 Ser. B, 7 1/4s, 2/1/22                                                Baa3            1,319,500
                                                                                                   ----------------
                                                                                                          4,813,000

Louisiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Local Govt. Env. Facs.Comnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            2,005,000
          5,500,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               CC              5,451,875
                                                                                                   ----------------
                                                                                                          7,456,875

Maryland (1.6%)
-------------------------------------------------------------------------------------------------------------------
          4,770,000 MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Ser. E,
                    GNMA Coll., FHA Insd, 6.85s, 5/15/25                                  Aa3             4,948,875

Massachusetts (8.8%)
-------------------------------------------------------------------------------------------------------------------
          3,555,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1, 6.65s,
                    1/1/35 (acquired 11/18/99, cost $3,555,000) (RES)                     BBB/P           3,497,231
          2,620,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Rehab.
                    Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                        AAA/P           2,931,125
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000 (Residential Dev.), Ser. C, FNMA Coll.,
                    6.9s,11/15/21                                                         Aaa             4,033,294
         11,280,000 Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa            11,124,900
          3,000,000 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA), Ser. A, 9s, 7/1/15                                 BB-/P           3,191,250
          1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
                     Brookhaven), Ser. A, 7s, 1/1/15                                      BBB/P           1,010,000
          3,000,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5s, 1/1/39                                                     Aaa             2,508,750
                                                                                                   ----------------
                                                                                                         28,296,550

Michigan (3.2%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Detroit, Swr. Disp. Rev. Bonds (Wtr. Supply System),
                    MBIA, 5s, 7/1/25                                                      Aaa             7,751,250
          2,500,000 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                    Ser. A, FSA, 7.55s, 4/1/23                                            Aaa             2,591,675
                                                                                                   ----------------
                                                                                                         10,342,925

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Rochester Hlthcare Fac. IFB (Mayo Foundation),
                    Ser. H, 7.66s, 11/15/15                                               AA+             1,295,313

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Claiborne Cnty., Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                          Ba1             1,380,375
          1,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          Ba1               865,000
                                                                                                   ----------------
                                                                                                          2,245,375

Nebraska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    Ser. 2, GNMA Coll., 10.52s, 9/10/30                                   AAA             1,364,064

Nevada (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,505,000 Clark Cnty. G.O. Bonds (Pk. & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aa2             3,412,994
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          2,750,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            2,870,313
          3,000,000 Ser. A, 6 1/2s, 12/1/33                                               Baa2            2,868,750
                                                                                                   ----------------
                                                                                                          9,152,057

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000 (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                        BB/P            2,336,750
          1,250,000 (NH College), 6 3/8s, 1/1/27                                          BBB-            1,115,625
                                                                                                   ----------------
                                                                                                          3,452,375

New Jersey (8.0%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                    (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                          BB+             9,416,250
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,330,000 (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                               Baa3            3,415,248
          2,390,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               B/P             2,204,775
         10,000,000 Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                    8.841s, 10/1/29 (acquired 10/28/94,
                    cost $9,750,000) (RES)                                                Aaa            10,787,500
                                                                                                   ----------------
                                                                                                         25,823,773

New York (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Fin. Syst.
                    Rev. Bonds, Ser. B, FSA, 5s, 6/15/29                                  Aaa             2,568,750

North Carolina (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. B, MBIA, 6s, 1/1/22                                              Aaa             2,025,000

Ohio (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1              940,000
          1,563,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                    GNMA Coll., 9.415s, 3/24/31                                           Aaa             1,654,826
                                                                                                   ----------------
                                                                                                          2,594,826

Oklahoma (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               Baa2              776,250

Pennsylvania (5.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                    5 5/8s, 8/15/26                                                       Aaa             4,962,500
          3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                    Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                     Baa2            3,225,000
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          3,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          3,191,250
          1,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            1,023,750
          5,000,000 PA State Higher Ed. Assistance Agcy. Student Loan
                    IFB, AMBAC, 9.074s, 9/1/26                                            Aaa             5,800,000
                                                                                                   ----------------
                                                                                                         18,202,500

South Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke), 7.55s, 11/1/24                            A/P             4,848,750

Tennessee (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA             3,950,000

Texas (14.5%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa1            5,616,875
                    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.)
          4,800,000 7.9s, 5/1/18                                                          AAA/P           5,178,000
          2,000,000 7.9s, 5/1/11                                                          AAA/P           2,140,000
         12,000,000 FSA, 6.1s, 11/15/23                                                   Aaa            12,915,000
          4,500,000 Brazos River, Poll. Control Auth. Rev. Bonds
                    (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                         A3              4,671,225
          4,000,000 Dallas-Fort Worth, Regl. Joint Rev. Bonds, Ser. A,
                    FGIC, 6 5/8s, 11/1/21                                                 Aaa             4,103,640
          2,330,000 Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                    Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21                      Ba1             2,332,167
          3,000,000 Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             3,030,000
          5,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds (Southwestern Elec. Pwr. Co.),
                    Ser. A, 8.2s, 8/1/11                                                  A1              5,300,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
                    Hosp.), 6s, 7/1/29                                                    Baa2            1,655,000
                                                                                                   ----------------
                                                                                                         46,941,907

Utah (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                    9.261s, 5/15/20                                                       Aaa             1,061,170

Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Fairfax Cnty., Indl. Dev. Auth. IFB, AMBAC
                    (Fairfax Hosp. Syst.), Ser. C, 9.277s, 8/29/23                        Aaa             3,281,250

Washington (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Chelan Cnty., Dev. Corp. Rev. Bonds
                    (Poll. Control-Alcoa), 5.85s, 12/1/31                                 A1              3,830,000
          2,250,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             2,286,563
                                                                                                   ----------------
                                                                                                          6,116,563

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds
                    (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                              BBB             1,712,500

Wyoming (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,925,000 Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                    (FMC Corp.), Ser. A, 7s, 6/1/24                                       Baa2            2,946,938
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $327,450,004) (b)                                      $    315,982,477
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $323,207,931.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.
      Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $327,450,004, resulting in gross unrealized appreciation and depreciation of $4,301,780 and $15,769,307, respectively, or net unrealized depreciation of $11,467,527.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2000 was $14,593,902 or 4.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates at April 30, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates rates at April 30, 2000.

      The fund had the following industry group concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

            Health care       23.9%
            Utilities         19.6
            Transportation    15.5
            Housing           12.8

      The fund had the following insurance concentration greater than 10% at April 30, 2000 (as a percentage of net assets):

            MBIA              13.5%

-----------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000

                                                                 Unrealized
                                    Aggregate Face  Expiration  Appreciation/
                       Total Value       Value         Date    (Depreciation)
-----------------------------------------------------------------------------
Muni Bond Index (long)  $3,169,438    $3,144,029      Jun-00       $ 25,409
U.S. Treasury Note
5yr (short)              2,607,188     2,565,716      Jun-00        (41,472)
-----------------------------------------------------------------------------
                                                                   $(16,063)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $327,450,004) (Note 1)                                        $315,982,477
-------------------------------------------------------------------------------------------
Cash                                                                              2,960,086
-------------------------------------------------------------------------------------------
Interest receivable                                                               7,184,644
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      255,000
-------------------------------------------------------------------------------------------
Total assets                                                                    326,382,207

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                          4,188
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,219,794
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,308,999
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        557,508
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           21,062
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       14,820
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            500
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               47,405
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,174,276
-------------------------------------------------------------------------------------------
Net assets                                                                     $323,207,931

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $40,000,000
-------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares (3,240 shares
issued and outstanding at $25,000 per share) (Note 4)                            81,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         225,201,187
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        110,081
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (11,619,747)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (11,483,590)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $323,207,931

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                  $121,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                      144,767
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                               $121,144,767
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $202,063,164
-------------------------------------------------------------------------------------------
Net asset value per common share
($202,063,164 divided by 16,157,092 shares)                                          $12.51
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2000
Tax exempt interest income:                                                     $22,016,183
-------------------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,318,117
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      233,171
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,528
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,388
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              22,249
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             66,522
-------------------------------------------------------------------------------------------
Legal                                                                                 7,036
-------------------------------------------------------------------------------------------
Postage                                                                              14,859
-------------------------------------------------------------------------------------------
Exchange listing fees                                                                24,260
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              333,556
-------------------------------------------------------------------------------------------
Other                                                                                22,382
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,062,143
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (84,969)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,977,174
-------------------------------------------------------------------------------------------
Net investment income                                                            19,039,009
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,856,143)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (639,186)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year          (23,387,694)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (25,883,023)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (6,844,014)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended April 30
                                                                          ------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 19,039,009     $ 19,194,071
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (2,495,329)        (567,793)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (23,387,694)       1,251,126
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (6,844,014)      19,877,404

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (4,436,618)      (4,108,842)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $144,767 and $94,066 respectively)                          (11,280,632)      15,768,562
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                            (14,636,969)     (14,681,450)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (25,917,601)       1,087,112

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     349,125,532      348,038,420
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income $110,081 and $141,277, respectively)                          $323,207,931     $349,125,532
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                 16,157,092       16,157,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                4,040            4,040
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended April 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $14.11       $14.05       $13.61       $13.50       $13.23
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                   1.18         1.19         1.16          .99          .99
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.59)         .03          .51          .20          .36
------------------------------------------------------------------------------------------------
Total from investment operations        (.41)        1.22         1.67         1.19         1.35
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------
To preferred shareholders               (.28)        (.25)        (.23)(d)     (.09)        (.09)
------------------------------------------------------------------------------------------------
To common shareholders                  (.91)        (.91)        (.93)        (.96)        (.99)
------------------------------------------------------------------------------------------------
In excess of net investment income:
------------------------------------------------------------------------------------------------
To common shareholders                    --           --           --         (.03)          --
------------------------------------------------------------------------------------------------
Total distributions:                   (1.19)       (1.16)       (1.16)       (1.08)       (1.08)
------------------------------------------------------------------------------------------------
Preferred share offering costs            --           --         (.07)          --           --
------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.51       $14.11       $14.05       $13.61       $13.50
------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $11.625      $14.750      $13.812      $13.875      $13.625
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return, at market value
(common shares)(%)(a)                 (15.25)       13.57         6.13         9.24        19.64
------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $323,208     $349,126     $348,038     $260,008     $258,119
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.46         1.42         1.30         1.08         1.05
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            6.93         6.58         6.64         6.60         6.54
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            13.84        10.18        26.37        20.52        49.97
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (c) The ratio of expenses to average net assets for the year ended
      April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. (Note 2)

  (d) Series B and C preferred shares were issued on July 7, 1997.



NOTES TO FINANCIAL STATEMENTS
April 30, 2000

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2000, the fund had a capital loss carryover of approximately $10,140,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,643,000    April 30, 2003
     4,581,000    April 30, 2004
       127,000    April 30, 2007
     2,789,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on April 30, 2000 was Series A 4.00%, Series B 4.50%, and Series C 4.20%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2000, the fund reclassified $3,382 to increase undistributed net investment income and $3,382 to increase accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 2000, fund expenses were reduced by $84,969 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $606 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $44,952,537 and $47,921,752, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Remarketed preferred shares

On July 7, 1997, the fund issued 1,620 Series B and 1,620 Series C remarketed preferred shares. Proceeds to the fund, before underwriting expenses of $810,000 and offering expenses of $369,044, amounted to $81,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. Theses expenses were charged against net assets of the fund available to common shareholders.

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000 respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2000, no such restrictions have been placed on the fund.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF OCTOBER 7, 1999 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Common Shares
                                                 Votes
                                 Votes for     withheld

Jameson Adkins Baxter           14,814,528      175,618
Hans H. Estin                   14,803,464      186,682
Ronald J. Jackson               14,817,600      172,546
Paul L. Joskow                  14,811,064      179,082
Elizabeth T. Kennan             14,811,578      178,568
Lawrence J. Lasser              14,820,000      170,146
John H. Mullin III              14,818,200      171,946
William F. Pounds               14,804,389      185,757
George Putnam                   14,809,339      180,807
George Putnam, III              14,811,019      179,127
A.J.C. Smith                    14,814,550      175,596
W. Thomas Stephens              14,819,000      171,146
W. Nicholas Thorndike           14,811,954      178,192

                                     Preferred Shares
                                                 Votes
                                 Votes for     withheld
John A. Hill                         3,718            0
Robert E. Patterson                  3,718            0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 14,713,336 votes for, and 76,257 votes against, with 200,553 abstentions.

Preferred Shares -- 3,718 votes for, and 0 votes against.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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